Exhibit 10.36
Execution Version
AMENDMENT NO. 8 TO MASTER REPURCHASE AND SECURITIES CONTRACT
AMENDMENT NO. 8 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of January 9, 2026 (this “Amendment”) among BRIGHTSPIRE CREDIT 8, LLC (f/k/a CLNC Credit 8, LLC), a Delaware limited liability company (together with its successors and permitted assigns, “Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Buyer”) and acknowledged and agreed by BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC (f/k/a Credit RE Operating Company, LLC) (together with its successors and permitted assigns, “Guarantor”) and BRIGHTSPIRE CREDIT 8 PLEDGOR, LLC (f/k/a CLNC Credit 8 Pledgor, LLC) (together with its successors and permitted assigns, “Pledgor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of November 2, 2018 (as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of November 1, 2019, as further amended by that certain Amendment No. 2 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of May 4, 2021, as further amended by that certain Amendment No. 3 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of February 17, 2022, as further amended by that certain Amendment No. 4 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of June 22, 2022, as further amended by that certain Amendment No. 5 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of April 8, 2025, as further amended by that certain Amendment No. 6 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of June 20, 2025, as further amended by that certain Amendment No. 7 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of December 16, 2025, as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment, and Guarantor and Pledgor have agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended as follows:
1.    Section 2.01 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:
“Eighth Amendment Effective Date”: January 9, 2026.
“Maximum Amount Increase Period”: The period commencing on the Eighth Amendment Effective Date and ending on but not including the Maximum Amount Reversion Date.
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“Maximum Amount Reversion Date”: The earlier to occur of (x) the repurchase of the Purchased Asset identified as the “Sixteen60 Apartments” in its related Confirmation and (y) February 27, 2026.
2.    Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definition of “Maximum Amount” in its entirety and replacing it as follows:
“Maximum Amount”: (a) With respect to the Maximum Amount Increase Period, $550,000,000, and (b) with respect to the period commencing on the Maximum Amount Reversion Date and thereafter, $500,000,000. The Maximum Amount shall not be increased by any Future Funding Transaction or Margin Excess transfer or reduced upon the repurchase of any Purchased Assets prior to the earlier to occur of the Revolving Period Expiration Date and the Facility Termination Date; provided, that (i) during the initial Extension Period (if any), the Maximum Amount on any date shall be an amount equal to the sum of (A) the then-current Aggregate Amount Outstanding, and (B) the Applicable Percentage of those remaining future funding obligations that are scheduled in the Confirmations for the related Purchased Assets, as such amount declines as Future Funding Transactions under Section 3.10 are funded, Purchased Assets are repurchased (in whole or in part) and Margin Deficits subject to a Margin Call are satisfied, and (ii) during the second Extension Period (if any), the Maximum Amount on any date shall be an amount equal to the then-current Aggregate Amount Outstanding, as such amount declines as Purchased Assets are repurchased (in whole or in part) and Margin Deficits subject to a Margin call are satisfied, in each case, in accordance with the applicable terms of this Agreement.
3.    Section 2.01 of the Repurchase Agreement is hereby amended by deleting each of “Upsize Fee”, “Upsize Option”, and “Upsize Date” in their respective entireties.
4.    Section 3.06(b) of the Repurchase Agreement is hereby amended by deleting Section 3.06(b) in its entirety and replacing it with “[Reserved]”.
5.    Section 3.07(b)(vi) of the Repurchase Agreement is hereby amended by deleting Section 3.07(b)(vi) in its entirety and replacing it with “[Reserved]”.
SECTION 2.    Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent: (a) delivery to Buyer of this Amendment, duly executed and delivered by each of the parties hereto or thereto, and (b) delivery to Buyer of such other documents, agreements or certificates as Buyer may require.
SECTION 3.     Fees. Seller hereby acknowledges and agrees that the Eighth Amendment Structuring Fee shall be fully earned and due as of the date hereof, but as an accommodation to Seller shall be payable as set forth in the Fee Letter.
SECTION 4.    Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date

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(except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).
SECTION 5.     Acknowledgments of Guarantor and Pledgor.
(a)    Guarantor hereby acknowledges (i) the execution and delivery of this Amendment, (ii) agrees that it continues to be bound by the Guarantee Agreement, made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment, and the impact of the changes set forth herein, and (iii) reaffirms its obligations under the Guarantee Agreement.
(b)    Pledgor hereby acknowledges (i) the execution and delivery of this Amendment, (ii) agrees that it continues to be bound by the Pledge Agreement, notwithstanding the execution and delivery of this Amendment, and the impact of the changes set forth herein, and (iii) reaffirms its obligations under the Pledge Agreement.
SECTION 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof (a) all references in the Repurchase Agreement to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 7.    No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.
SECTION 8.    Counterparts. This Amendment may be executed in two (2) or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF copy by email shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) which shall be in accordance with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other Laws, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 9.    Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

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SECTION 10.    Waivers. (a) Each of Seller, Guarantor and Pledgor acknowledges and agrees that as of the date hereof it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Guarantee Agreement, the Pledge Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and (b) in consideration of Buyer entering into this Amendment, Seller, Guarantor and Pledgor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Guarantee Agreement, the Pledge Agreement or the other Repurchase Documents, in each case occurring or existing on or prior to the date hereof, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Guarantee Agreement, the Pledge Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.
SECTION 11.    Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.
The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.
SECTION 12.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
SECTION 13.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE

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RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association
By:/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Signature Page to Amendment No. 8 to Master Repurchase and Securities Contract (Wells/Brightspire)]
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SELLER:
BRIGHTSPIRE CREDIT 8, LLC
(f/k/a CLNC Credit 8, LLC), a
Delaware limited liability company

By:/s/ David Palamé
Name: David Palamé
Title: Vice President
Acknowledged and agreed to by:
PLEDGOR:
BRIGHTSPIRE CREDIT 8 PLEDGOR,
LLC (f/k/a CLNC Credit 8 Pledgor, LLC), a Delaware limited liability company

By:/s/ David Palamé
Name: David Palamé
Title: Vice President
GUARANTOR:
BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC (f/k/a Credit RE
Operating Company, LLC), a Delaware
limited liability company

By:/s/ David Palamé
Name: David Palamé
Title: Vice President

[Signature Page to Amendment No. 8 to Master Repurchase and Securities Contract (Wells/Brightspire)]
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